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                                                                    Exhibit 21.2

     Subsidiaries of the Corporation (other than ITT Corporation and its subsidiaries)


      ENTITY                                               PLACE OF ORGANIZATION
      ------                                               ---------------------
      909 North Michigan Avenue Corp.                      Delaware
      Alstar Operating LLC                                 New York
      Belvedere Hospitality Corp                           Texas
      Columbus Operators, Inc.                             Ohio
      Consort Corp.                                        Texas
      Emstar Operating LLC                                 New York
      Galleria Hotel Venture                               Texas
      Georgia Westin Hotel Company                         Delaware
      Great Cruz Villas Partnership                        U.S. Virgin Islands
      HEI Hotels, L.L.C.                                   Delaware
      Hotel Investors of Arizona                           Arizona
      Hotel Investors of Michigan                          Michigan
      Hotel Investors of Nebraska                          Nebraska
      Hotel Investors of Virginia                          Virginia
      Hotel Los Angeles (Westin) Company                   Delaware
      LAX Payroll Company                                  Delaware
      LCWW Partners
      Lihue Service Company                                Delaware
      Midland Building Corporation                         Illinois
      Midland Holding Corporation                          Illinois
      Midland Hotel Corporation                            Illinois
      Milwaukee Brookfield LP                              Wisconsin
      Moorland Hotel LP                                    Wisconsin
      North Dallas Holding Co.                             Delaware
      North Dallas Hotel Company                           Delaware
      Operating Philadelphia LLC                           Delaware
      Sabrina Operators                                    Wisconsin
      Santa Clara Payroll Company                          Delaware
      Saunstar Operating Co. LLC                           Delaware
      Savannah Harbor Resorts Developers, LLC              Delaware
      Savannah Harbor Venture Partners, LLC                Delaware
      Scoops, Inc.                                         Kansas
      Sixth Virginia Properties                            Washington
      SLC Allentown LLC                                    Delaware
      SLC Arlington LLC                                    Delaware
      SLC Aspen Dean Street, LLC                           Delaware
      SLC Atlanta II LLC                                   Delaware
      SLC Atlanta LLC                                      Delaware
      SLC Bloomington LLC                                  Delaware
      SLC Central Park South, LLC                          Delaware
      SLC CMBS I, Inc.                                     Delaware
      SLC CMBS I, LLC                                      Delaware
      SLC Dania LLC                                        Delaware
      SLC DC Massachusetts Avenue, LLC                     Delaware
      SLC Houston Briar Oaks, LP                           Delaware
      SLC Indianapolis LLC                                 Delaware
      SLC Kansas City LLC                                  Delaware
      SLC Los Angeles LLC                                  Delaware
      SLC Minneapolis LLC                                  Delaware
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      SLC Needham LLC                                      Delaware
      SLC Operating Limited Partnership                    Delaware
      SLC Palm Desert LLC                                  Delaware
      SLC San Diego LLC                                    Delaware
      SLC Southfield LLC                                   Delaware
      SLC St. Louis LLC                                    Delaware
      SLC Tucson LLC                                       Delaware
      SLC Waltham LLC                                      Delaware
      SLC Westwood Operating LLC                           Delaware
      SLC-Calverton LP                                     Delaware
      St. Francis Hotel Corp.                              Delaware
      Starwood Management Company, LLC                     Delaware
      Vine Hotel (London) Inc.                             Canada
      W&S Atlanta Corp.                                    Delaware
      Waltham Payroll Company                              Delaware
      Weena Tower Exploitatie Maatschapp* BV               Netherlands
      Westel Insurance Company                             Vermont
      Westin Asia Management Company                       Delaware
      Westin Asia Management Holding Company               Delaware
      Westin Asia Pacific Management PTE, Ltd              Singapore
      Westin Asia Pacific Marketing PTE, Ltd.              Singapore
      Westin Asset Management Company                      Delaware
      Westin Atlanta LLC                                   Delaware
      Westin Boston Management Company                     Delaware
      Westin Boston Management Holding Company             Delaware
      Westin Building Company                              Washington
      Westin Call Centre Europe                            Ireland
      Westin Canada Management Company                     Delaware
      Westin Century City Management Company               Delaware
      Westin Century City Management Holding Company       Delaware
      Westin Charlotte Management Company                  Delaware
      Westin Charlotte Payroll Company                     Delaware
      Westin Chicago at North River Payroll Company        Delaware
      Westin Chicago Limited Partnership                   Delaware
      Westin Crowne Plaza Hotel Company                    Delaware
      Westin Dallas Management Company                     Delaware
      Westin France Management Company                     Delaware
      Westin Franchise Company                             Delaware
      Westin Hilton Head Management Company                Delaware
      Westin Host, Inc.                                    California
      Westin Hotel Company                                 Delaware
      Westin Hotel Company Fiji Ltd.                       Fiji
      Westin Hotels Australia Pty, Ltd.                    Australia
      Westin Hotels France SARL                            France
      Westin Hotels Germany GmbH                           Germany
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      Westin Hotels Guam                                   Guam
      Westin Hotels Ireland                                Ireland
      Westin Hotels Japan Company                          Japan
      Westin Hotels L.P.                                   Delaware
      Westin Hotels Morocco SARL                           Morocco
      Westin Innisbrook Management Company                 Delaware
      Westin International (Canada) Ltd                    Canada
      Westin International (Malta) Ltd.                    Malta
      Westin International (U.K.) Ltd                      United Kingdom
      Westin International Europe B.V.                     Netherlands
      Westin International Management Company              Delaware
      Westin International Services Company                Delaware
      Westin Kansas City Management  Company               Delaware
      Westin License Company                               Delaware
      Westin License Company East                          Delaware
      Westin License Company North                         Delaware
      Westin License Company South                         Delaware
      Westin License Company West                          Delaware
      Westin London Hotel Company                          Nova Scotia
      Westin Los Angeles Payroll Company                   Delaware
      Westin Maui Management Company                       Delaware
      Westin Mexico Management Company                     Delaware
      Westin Mexico S.A. de C.V.                           Mexico
      Westin Mission Hills Payroll Company                 Delaware
      Westin New Orleans Management Company                Delaware
      Westin New Orleans Payroll Company                   Delaware
      Westin O'Hare Hotel Venture                          Illinois
      Westin Omaha Payroll Company                         Delaware
      Westin Ontario (London) Hotel Company                Canada
      Westin Orlando Hotel Company                         Delaware
      Westin Orlando Management Company                    Delaware
      Westin Ottawa Management Company                     Delaware
      Westin O'Hare Hotel Company                          Delaware
      Westin Payroll Company                               Nevada
      Westin Peachtree I, Inc.                             Delaware
      Westin Peachtree II, Inc.                            Delaware
      Westin Peachtree Management Company                  Delaware
      Westin Pittsburgh Management  Company                Delaware
      Westin Pittsburgh Management Holding Company         Delaware
      Westin Portman Peachtree I, LLC                      Delaware
      Westin Portman Peachtree II, LLC                     Delaware
      Westin Premier, Inc.                                 Delaware
      Westin Realty Corp.                                  Colorado
      Westin Renaissance Company                           Delaware
      Westin Representation Company                        Delaware
      Westin River North Management Company                Delaware
      Westin Riverwalk Management Company                  Delaware
      Westin San Antonio Payroll Company                   Delaware
      Westin Santa Clara Management Company                Delaware
      Westin Savannah Hotel Company                        Delaware
      Westin Sport LLC                                     Delaware
      Westin St. Francis, Limited Partnership              Delaware
      Westin St. John Hotel Company, Inc.                  U.S. Virgin Islands
      Westin Tucker Hotel Venture                          Delaware
      Westin Tucson Management Company                     Delaware
      Westin Vacation Exchange Company                     Delaware
      Westin Vacation Management Corporation               Delaware
      WHC Payroll Company                                  Delaware
      WHR Colorado Beverage Company                        Delaware
      WVC Rancho Mirage, Inc.                              Delaware
      WVC St. John, Inc.                                   U.S. Virgin Islands